Prospectus Supplement	January 2, 2009

PUTNAM GROWTH OPPORTUNITIES FUND Prospectus dated November 30, 2008

The section Who oversees and manages the fund? is supplemented to reflect that Robert Brookby is now the sole officer of Putnam Management primarily responsible for the day-to-day management of the fund's portfolio. Mr. Brookby was appointed portfolio manager of the fund in January, 2009. He joined Putnam Investments in September, 2008 as a portfolio manager. From 2000 to 2008 he was a Portfolio Manager at American Century Investments. He owned no fund shares as of November 30, 2008. Mr. Brookby owned shares in all Putnam funds valued at between $100,001 and $500,000 as of November 30, 2008.

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